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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - August 23, 2000


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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                              060950444
(State or other jurisdiction of            1-14603              (IRS Employer
         Incorporation)           (Commission File Number)   Identification No.)

                      1740 Broadway
                   New York, New York                               10019
        (Address of principal executive offices)                  (Zip Code)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


                                 ---------------

                                       N/A
             (Former name or address, if changed since last report)

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Item 5. Other Events

      On August 23, 2000, The MONY Group Inc., a Delaware corporation ("MONY"), MONY Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of MONY, and The Advest Group, Inc., a Delaware corporation ("Advest"), entered into a definitive Agreement and Plan of Merger, dated as of August 23, 2000 (the "merger agreement"), providing, upon the terms and subject to the conditions contained in the merger agreement, for the acquisition of Advest by MONY through the merger of Advest with and into MONY Acquisition Corp., with MONY Acquisition Corp. being the surviving corporation. Upon consummation of the merger, the separate corporate existence of Advest will cease, and the existing stockholders of Advest will receive the consideration to be calculated in accordance with the terms of the merger agreement. The Agreement and Plan of Merger is attached hereto as Exhibit 2.1.

      The merger agreement provides that the value of the consideration to be received by Advest shareholders will be fixed five days prior to the transaction closing date using the 10-day average closing price of MONY's shares at that time. The consideration to be received with respect to each Advest share will have a value based on the average closing price of MONY's shares, as follows:

      - If the average closing price of MONY's shares is more than $31.50 and less than or equal to $38.50, the value of the consideration to be received with respect to each Advest share will be between $29.45 (for the lower average closing price of MONY's shares) and $32.55 (for the higher average closing price of MONY's shares), as determined in accordance with the merger agreement. At the midpoint of this range, a $35.00 average closing price of MONY's shares corresponds to a $31.00 value of the consideration to be received with respect to each Advest share.

      - If the average closing price of MONY's shares is more than $28.00 and less than or equal to $31.50, the value of the consideration to be received with respect to each Advest share will be $29.45.

      - If the average closing price of MONY's shares is more than $38.50 and less than or equal to $42.00, the value of the consideration to be received with respect to each Advest share will be $32.55.

      - If the average closing price of MONY's shares is less than or equal to $28.00, the value of the consideration to be received with respect to each Advest share will be proportionately less than $29.45, as determined in accordance with the merger agreement.

      - If the average closing price of MONY's shares is more than $42.00, the value of the consideration to be received with respect to each Advest share will be proportionately more than $32.55, as determined in accordance with the merger agreement.

      Advest stockholders may elect to receive the consideration in shares of MONY common stock calculated five days prior to the transaction closing date using the 10-day average closing price of MONY's shares at that time, an equivalent value in cash based




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upon the average closing price of MONY's shares, or a combination of cash and shares of MONY common stock. These elections will then be adjusted, as necessary, on a pro rata basis, to produce an aggregate consideration consisting of 49.9% cash and 50.1% MONY common stock. The transaction is expected to be treated as a tax-free reorganization.

      In connection with merger agreement:

      - Certain holders of approximately 22% of Advest's outstanding common stock have entered into a Support Agreement, pursuant to which they have agreed, among other things, to vote their shares in favor of the merger. The Support Agreement is attached hereto as Exhibit 10.1.

      - MONY and Advest have entered into a Stock Option Agreement, pursuant to which Advest granted to MONY an irrevocable option to purchase up to 19.9% of the shares of common stock of Advest under certain circumstances at a price of $31.00 per share. The Stock Option Agreement is attached hereto as Exhibit 10.2.

      The information contained in the joint press release issued on August 24, 2000 by MONY and Advest with respect to the announcement of the merger agreement is incorporated herein by reference to the Rule 425 filing filed by MONY on August 24, 2000.

      The foregoing description of, and reference to, all of the agreements and documents described above is qualified in its entirety by reference to the complete texts of the agreements and documents, which are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

      2.1 Agreement and Plan of Merger dated as of August 23, 2000 by and among The MONY Group Inc., MONY Acquisition Corp. and The Advest Group, Inc.

      10.1   Support Agreement dated as of August 23, 2000 by and among The
             MONY Group Inc., Peter R. Kellogg, Grant W. Kurtz, Allen Weintraub, and George A. Boujoukos.

      10.2 Stock Option Agreement dated as of August 23, 2000 by and between The Advest Group, Inc. and The MONY Group Inc.

      99.1 Joint Press Release of The MONY Group Inc. and The Advest Group, Inc. dated August 24, 2000 (Incorporated by reference to the filing made by MONY on August 24, 2000 pursuant to Rule 425).

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      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE MONY GROUP INC.



                                            By: /s/ Bart Schwartz
                                                -------------------------
                                                Bart Schwartz
                                                Senior Vice President &
                                                General Counsel


Date: September 1, 2000

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                                 EXHIBIT INDEX


Exhibit No.          Description
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2.1                  Agreement and Plan of Merger dated as of August 23, 2000
                     by and among The MONY Group Inc., MONY Acquisition Corp.
                     and The Advest Group, Inc.

10.1 Support Agreement dated as of August 23, 2000 by and among The MONY Group Inc., Peter R. Kellogg, Grant W. Kurtz, Allen Weintraub, and George A. Boujoukos.

10.2 Stock Option Agreement dated as of August 23, 2000 by and between The Advest Group, Inc. and The MONY Group Inc.

99.1 Joint Press Release of The MONY Group Inc., and The Advest Group, Inc. dated August 24, 2000 (Incorporated by reference to the filing made by MONY on August 24, 2000 pursuant to Rule 425)